                                                    EXECUTION COPY

                                                                   EXHIBIT 4-235

                                   INDENTURE

                           DATED AS OF August 1, 2003

                                 ---------------

                           THE DETROIT EDISON COMPANY
                                (2000 2ND AVENUE,
                            DETROIT, MICHIGAN 48226)

                                       TO

               BANK ONE, NATIONAL ASSOCIATION (153 W. 51st Street
                            NEW YORK, NEW YORK 10019)

                                   AS TRUSTEE

                                 ---------------

                   SUPPLEMENTAL TO MORTGAGE AND DEED OF TRUST
                           DATED AS OF OCTOBER 1, 1924

                                  PROVIDING FOR

                    (A) GENERAL AND REFUNDING MORTGAGE BONDS,
                                  2003 SERIES A

                                       AND

                         (B) RECORDING AND FILING DATA.

                               TABLE OF CONTENTS*

                                                                                                     PAGE
                                                                                                     ----
PARTIES.......................................................................................         3
RECITALS......................................................................................         3
         Original Indenture and Supplementals.................................................         3
         Issue of Bonds Under Indenture.......................................................         4
         Bonds Heretofore Issued..............................................................         4
         Reason for Creation of New Series....................................................        10
         Bonds to be 2003 Series A ...........................................................        10
         Further Assurance....................................................................        11
         Authorization of Supplemental Indenture..............................................        11
         Consideration for Supplemental Indenture.............................................        11
PART I. CREATION OF THREE HUNDRED THIRTY-FIFTH SERIES OF BONDS.
GENERAL AND REFUNDING MORTGAGE BONDS, 2003 SERIES A...........................................        11
         Sec. 1.   Terms of Bonds of 2003 Series A............................................        11
                   Release....................................................................        14
         Sec. 2.   Redemption of Bonds of 2003 Series A.......................................        14
         Sec. 3.   Redemption of Bonds of 2003 Series A in event of acceleration of Notes.....        15
         Sec. 4.   Form of Bonds of 2003 Series A.............................................        16
                   Form of Trustee's Certificate..............................................        20
PART II. RECORDING AND FILING DATA............................................................        21
         Recording and Filing of Original Indenture...........................................        21
         Recording and Filing of Supplemental Indentures......................................        21
         Recording of Certificates of Provision for Payment...................................        25
PART III. THE TRUSTEE.........................................................................        25
         Terms and Conditions of Acceptance of Trust by Trustee...............................        25
PART IV. MISCELLANEOUS........................................................................        25
         Confirmation of Section 318(c) of Trust Indenture Act................................        25
         Execution in Counterparts............................................................        26
         Testimonium..........................................................................        26
         Execution............................................................................        27
         Acknowledgment of Execution by Company...............................................        28
         Execution by Trustee.................................................................        29
         Acknowledgment of Execution by Trustee...............................................        30
         Affidavit as to Consideration and Good Faith.........................................        31

----------
* This Table of Contents shall not have any bearing upon the interpretation of any of the terms or provisions of this Indenture.

PARTIES. SUPPLEMENTAL INDENTURE, dated as of the 1st day of August, in the year 2003, between THE DETROIT EDISON COMPANY, a corporation organized and existing under the laws of the State of Michigan and a public utility (hereinafter called the "Company"), party of the first part, and Bank One, National Association, a trust company organized and existing under the laws of the United States, having its corporate trust office at 153 W. 51st Street in the Borough of Manhattan, The City and State of New York, as successor Trustee under the Mortgage and Deed of Trust hereinafter mentioned (hereinafter called the "Trustee"), party of the second part.

ORIGINAL INDENTURE AND    WHEREAS, the Company has heretofore executed and
SUPPLEMENTALS.            delivered its Mortgage and Deed of Trust (hereinafter
                          referred to as the "Original Indenture"), dated as of October 1, 1924, to the Trustee, for the security of all bonds of the Company outstanding thereunder, and pursuant to the terms and provisions of the Original
                          Indenture, indentures dated as of, respectively, June
                          1, 1925, August 1, 1927, February 1, 1931, June 1,
                          1931, October 1, 1932, September 25, 1935, September
                          1, 1936, November 1, 1936, February 1, 1940, December
                          1, 1940, September 1, 1947, March 1, 1950, November
                          15, 1951, January 15, 1953, May 1, 1953, March 15,
                          1954, May 15, 1955, August 15, 1957, June 1, 1959,
                          December 1, 1966, October 1, 1968, December 1, 1969,
                          July 1, 1970, December 15, 1970, June 15, 1971,
                          November 15, 1971, January 15, 1973, May 1, 1974,
                          October 1, 1974, January 15, 1975, November 1, 1975,
                          December 15, 1975, February 1, 1976, June 15, 1976,
                          July 15, 1976, February 15, 1977, March 1, 1977, June
                          15, 1977, July 1, 1977, October 1, 1977, June 1, 1978,
                          October 15, 1978, March 15, 1979, July 1, 1979,
                          September 1, 1979, September 15, 1979, January 1,
                          1980, April 1, 1980, August 15, 1980, August 1, 1981,
                          November 1, 1981, June 30, 1982, August 15, 1982, June
                          1, 1983, October 1, 1984, May 1, 1985, May 15, 1985,
                          October 15, 1985, April 1, 1986, August 15, 1986,
                          November 30, 1986, January 31, 1987, April 1, 1987,
                          August 15, 1987, November 30, 1987, June 15, 1989,
                          July 15, 1989, December 1, 1989, February 15, 1990,
                          November 1, 1990, April 1, 1991, May 1, 1991, May 15,
                          1991, September 1, 1991, November 1, 1991, January 15,
                          1992, February 29, 1992, April 15, 1992, July 15,
                          1992, July 31, 1992, November 30, 1992, December 15,
                          1992, January 1, 1993, March 1, 1993, March 15, 1993,
                          April 1, 1993, April 26, 1993, May 31, 1993, June 30,
                          1993, June 30, 1993, September 15, 1993, March 1,
                          1994, June 15, 1994, August 15, 1994, December 1,
                          1994, August 1, 1995, August 1, 1999, August 15, 1999
                          and January 1, 2000, April 15, 2000, August 1, 2000,
                          March 15, 2001, May 1, 2001, August 15, 2001,
                          September 15, 2001, September 17, 2002, October 15,
                          2002 and December 1, 2002 supplemental to the Original
                          Indenture, have heretofore been entered into between the Company and the Trustee (the Original Indenture and all indentures supplemental thereto together being hereinafter sometimes referred to as the "Indenture");
                          and

ISSUE OF BONDS            WHEREAS, the Indenture provides that said bonds shall
UNDER INDENTURE.          be issuable in one or more series, and makes provision
                          that the rates of interest and dates for the payment thereof, the date of maturity or dates of maturity, if of serial maturity, the terms and rates of optional redemption (if redeemable), the forms of registered bonds without coupons of any series and any other provisions and agreements in respect thereof, in the Indenture provided and permitted, as the Board of Directors may determine, may be expressed in a supplemental indenture to be made by the Company to the Trustee thereunder; and

BONDS HERETOFORE          WHEREAS, bonds in the principal amount of Ten billion
ISSUED.                   five hundred six million six hundred forty-seven
                          thousand dollars ($10,506,647,000) have heretofore been issued under the indenture as follows, viz:

(1)                 Bonds of                -- Principal Amount $26,016,000,
                    Series A
(2)                 Bonds of                -- Principal Amount $23,000,000,
                    Series B
(3)                 Bonds of                -- Principal Amount $20,000,000,
                    Series C
(4)                 Bonds of                -- Principal Amount $50,000,000,
                    Series D
(5)                 Bonds of                -- Principal Amount $15,000,000,
                    Series E
(6)                 Bonds of                -- Principal Amount $49,000,000,
                    Series F
(7)                 Bonds of                -- Principal Amount $35,000,000,
                    Series G
(8)                 Bonds of                -- Principal Amount $50,000,000,
                    Series H
(9)                 Bonds of                -- Principal Amount $60,000,000,
                    Series I
(10)                Bonds of                -- Principal Amount $35,000,000,
                    Series J
(11)                Bonds of                -- Principal Amount $40,000,000,
                    Series K
(12)                Bonds of                -- Principal Amount $24,000,000,
                    Series L
(13)                Bonds of                -- Principal Amount $40,000,000,
                    Series M
(14)                Bonds of                -- Principal Amount $40,000,000,
                    Series N
(15)                Bonds of                -- Principal Amount $60,000,000,
                    Series O
(16)                Bonds of                -- Principal Amount $70,000,000,
                    Series P
(17)                Bonds of                -- Principal Amount $40,000,000,
                    Series Q
(18)                Bonds of                -- Principal Amount $50,000,000,
                    Series W
(19)                Bonds of                -- Principal Amount $100,000,000,
                    Series AA
(20)                Bonds of                -- Principal Amount $50,000,000,
                    Series BB
(21)                Bonds of                -- Principal Amount $50,000,000,
                    Series CC

(22)                Bonds of                -- Principal Amount 100,000,000,
                    Series UU
(23-31)             Bonds of                -- Principal Amount $14,305,000,
                    Series DDP
                    Nos. 1-9
(32-45)             Bonds of                -- Principal Amount $45,600,000,
                    Series FFR
                    Nos. 1-14
(46-67)             Bonds of                -- Principal Amount $42,300,000,
                    Series GGP
                    Nos. 1-22
(68)                Bonds of                -- Principal Amount $50,000,000,
                    Series HH
(69-90)             Bonds of                -- Principal Amount $3,750,000,
                    Series IIP
                    Nos. 1-22
(91-98)             Bonds of                -- Principal Amount $6,850,000,
                    Series JJP
                    Nos. 1-8
(99-107)            Bonds of                -- Principal Amount $34,890,000,
                    Series KKP
                    Nos. 1-9
(108-122)           Bonds of                -- Principal Amount $8,850,000,
                    Series LLP
                    Nos. 1-15
(123-143)           Bonds of                -- Principal Amount $47,950,000,
                    Series NNP
                    Nos. 1-21
(144-161)           Bonds of                -- Principal Amount $18,880,000,
                    Series OOP
                    Nos. 1-18
(162-180)           Bonds of                -- Principal Amount $13,650,000,
                    Series QQP
                    Nos. 1-19
(181-195)           Bonds of                -- Principal Amount $3,800,000,
                    Series TTP
                    Nos. 1-15
(196)               Bonds of 1980           -- Principal Amount $50,000,000,
                    Series A
(197-221)           Bonds of 1980           -- Principal Amount $35,000,000,
                    Series CP
                    Nos. 1-25
(222-232)           Bonds of 1980           -- Principal Amount $10,750,000,
                    Series DP
                    Nos. 1-11
(233-248)           Bonds of 1981           -- Principal Amount 124,000,000,
                    Series AP
                    Nos. 1-16
(249)               Bonds of 1985           -- Principal Amount $35,000,000,
                    Series A
(250)               Bonds of 1985           -- Principal Amount $50,000,000,
                    Series B
(251)               Bonds of                -- Principal Amount $70,000,000,
                    Series PP

(252)               Bonds of                -- Principal Amount $70,000,000,
                    Series RR
(253)               Bonds of                -- Principal Amount $50,000,000,
                    Series EE
(254-255)           Bonds of                -- Principal Amount $5,430,000,
                    Series MMP and
                    MMP No. 2
(256)               Bonds of                -- Principal Amount $75,000,000,
                    Series T
(257)               Bonds of                -- Principal Amount $75,000,000,
                    Series U
(258)               Bonds of 1986           -- Principal Amount 100,000,000,
                    Series B
(259)               Bonds of 1987           -- Principal Amount 250,000,000,
                    Series D
(260)               Bonds of 1987           -- Principal Amount 150,000,000,
                    Series E
(261)               Bonds of 1987           -- Principal Amount 225,000,000,
                    Series C
(262)               Bonds of                -- Principal Amount 100,000,000,
                    Series V
(263)               Bonds of                -- Principal Amount 150,000,000,
                    Series SS
(264)               Bonds of 1980           -- Principal Amount 100,000,000,
                    Series B
(265)               Bonds of 1986           -- Principal Amount 200,000,000,
                    Series C
(266)               Bonds of 1986           -- Principal Amount 200,000,000,
                    Series A
(267)               Bonds of 1987           -- Principal Amount 175,000,000,
                    Series B
(268)               Bonds of                -- Principal Amount 100,000,000,
                    Series X
(269)               Bonds of 1987           -- Principal Amount 200,000,000,
                    Series F
(270)               Bonds of 1987           -- Principal Amount 300,000,000,
                    Series A
(271)               Bonds of                -- Principal Amount $60,000,000,
                    Series Y
(272)               Bonds of                -- Principal Amount 100,000,000,
                    Series Z
(273)               Bonds of 1989           -- Principal Amount 300,000,000,
                    Series A
(274)               Bonds of 1984           -- Principal Amount $2,400,000,
                    Series AP
(275)               Bonds of 1984           -- Principal Amount $7,750,000,
                    Series BP
(276)               Bonds of                -- Principal Amount 100,000,000,
                    Series R
(277)               Bonds of                -- Principal Amount 150,000,000,
                    Series S
(278)               Bonds of 1993           -- Principal Amount 100,000,000,
                    Series D

(279)               Bonds of 1992           -- Principal Amount $50,000,000,
                    Series E
(280)               Bonds of 1993           -- Principal Amount $50,000,000,
                    Series B
(281)               Bonds of 1989           -- Principal Amount $66,565,000,
                    Series BP
(282)               Bonds of 1990           -- Principal Amount $194,649,000
                    Series A
(283)               Bonds of 1993           -- Principal Amount $225,000,000
                    Series G
(284)               Bonds of 1993           -- Principal Amount $160,000,000
                    Series K
(285)               Bonds of 1991           -- Principal Amount $41,480,000
                    Series EP
(286)               Bonds of 1993           -- Principal Amount $50,000,000
                    Series H
(287)               Bonds of 1999           -- Principal Amount $40,000,000
                    Series D
(288)               Bonds of 1991           -- Principal Amount $98,375,000
                    Series FP
(289)               Bonds of 1992           -- Principal Amount $20,975,000
                    Series BP
(290)               Bonds of 1992           -- Principal Amount $300,000,000
                    Series D
(291)               Bonds of 1992           -- Principal Amount $35,000,000
                    Series CP
(292)               Bonds of 1993           -- Principal Amount $225,000,000
                    Series C
(293)               Bonds of 1993           -- Principal Amount $400,000,000
                    Series E
(294)               Bonds of 1993           -- Principal Amount $300,000,000
                    Series J

                          all of which have either been retired and cancelled, or no longer represent obligations of the Company, having been called for redemption and funds necessary to effect the payment, redemption and retirement thereof having been deposited with the Trustee as a special trust fund to be applied for such purpose;

                          (295-300) Bonds of Series KKP Nos. 10-15 in the principal amount of One hundred seventy-nine million five hundred ninety thousand dollars ($179,590,000), of which one hundred twenty-four million two hundred ninety thousand dollars ($124,290,000) principal amount have heretofore been retired and Fifty-five million three hundred thousand dollars ($55,300,000) principal amount are outstanding at the date hereof;

                          (301) Bonds of 1990 Series B in the principal amount of Two hundred fifty-six million nine hundred thirty-two thousand dollars ($256,932,000) of which One hundred thirty-three million two hundred twenty-four thousand dollars ($133,224,000) principal amount havetofore been retired and One hundred twenty-three million seven hundred eight thousand dollars ($123,708,000) principal amount are outstanding at the date hereof;

                          (302) Bonds of 1990 Series C in the principal amount of Eighty-five million four hundred seventy-five thousand dollars ($85,475,000) of which Forty-seven million eight hundred sixty-six thousand dollars ($47,866,000) principal amount have heretofore been retired and Thirty-seven million six hundred nine thousand dollars ($37,609,000) principal amount are outstanding at the date hereof;

                          (303) Bonds of 1991 Series AP in the principal amount of Thirty-two million three hundred seventy-five thousand dollars ($32,375,000), all of which are outstanding at the date hereof;

                          (304) Bonds of 1991 Series BP in the principal amount of Twenty-five million nine hundred ten thousand dollars ($25,910,000), all of which are outstanding at the date hereof;

                          (305) Bonds of 1991 Series CP in the principal amount of Thirty-two million eight hundred thousand dollars ($32,800,000), all of which are outstanding at the date hereof;

                          (306) Bonds of 1991 Series DP in the principal amount of Thirty-seven million six hundred thousand dollars ($37,600,000), all of which are outstanding at the date hereof;

                          (307) Bonds of 1992 Series AP in the principal amount of Sixty-six million dollars ($66,000,000), all of which are outstanding at the date hereof;

                          (308) Bonds of 1989 Series BP No. 2 in the principal amount of Thirty-six million dollars ($36,000,000), all of which are outstanding at the date hereof;

                          (309) Bonds of 1993 Series FP in the principal amount of Five million six hundred eighty-five thousand dollars ($5,685,000), all of which are outstanding at the date hereof;

                          (310) Bonds of 1993 Series IP in the principal amount of Five million eight hundred twenty-five thousand dollars ($5,825,000), all of which are outstanding at the date hereof;

                          (311) Bonds of 1993 Series AP in the principal amount of Sixty-five million dollars ($65,000,000), all of which are outstanding at the date hereof;

                          (312) Bonds of 1994 Series AP in the principal amount of Seven million five hundred thirty-five thousand dollars ($7,535,000), all of which are outstanding at the date hereof;

                          (313) Bonds of 1994 Series BP in the principal amount of Twelve million nine hundred thirty-five thousand dollars ($12,935,000), all of which are outstanding at the date hereof;

                          (314) Bonds of 1994 Series C in the principal amount of Two hundred million dollars ($200,000,000), of which One hundred million dollars ($100,000,000) principal amount have heretofore been retired and One hundred million dollars ($100,000,000) principal amount are outstanding at the date hereof;

                          (315) Bonds of 1994 Series DP in the principal amount of Twenty-three million seven hundred thousand dollars ($23,700,000), all of which are outstanding at the date hereof;

                          (316) Bonds of 1995 Series AP in the principal amount of Ninety-seven million dollars ($97,000,000), all of which are outstanding at the date hereof;

                          (317) Bonds of 1995 Series BP in the principal amount of Twenty-two million, one hundred seventy-five thousand dollars ($22,175,000), all of which are outstanding at the date hereof;

                          (318) Bonds of 1999 Series AP in the principal amount of One hundred eighteen million three hundred sixty thousand dollars ($118,360,000), all of which are outstanding at the date hereof;

                          (319) Bonds of 1999 Series BP in the principal amount of Thirty-nine million seven hundred forty-five thousand dollars ($39,745,000), all of which are outstanding of the date hereof;

                          (320) Bonds of 1999 Series CP in the principal amount of Sixty-six million five hundred sixty-five thousand dollars ($66,565,000), all of which are outstanding at the date hereof;

                          (321) Bonds of 2000 Series A in the principal amount of Two Hundred Twenty million dollars ($220,000,000) of which One hundred forty-three million eight hundred ninety-five thousand dollars ($143,895,000) principal amount have heretofore been retired and seventy-six million one hundred five thousand dollars ($76,105,000) principal amount are outstanding at the date hereof;

                          (322) Bonds of 2000 Series B in the principal amount of Fifty million seven hundred forty-five thousand dollars ($50,745,000), all of which are outstanding at the date hereof;

                          (323) Bonds of 2001 Series AP in the principal amount of Thirty-one million ($31,000,000), all of which are outstanding at the date hereof;

                          (324) Bonds of 2001 Series BP in the principal amount of Eighty-two million three hundred fifty thousand ($82,350,000) all of which are outstanding at the date hereof;

                          (325) Bonds of 2001 Series CP in the principal amount of One hundred thirty-nine million eight hundred fifty-five thousand dollars ($139,855,000) all of which are outstanding at the date hereof;

                          (326) Bonds of 2001 Series D in the principal amount of Two hundred million dollars ($200,000,000) all of which are outstanding at the date hereof;

                          (327) Bonds of 2001 Series E in the principal amount of Five hundred million dollars ($500,000,000) all of which are outstanding at the date hereof;

                          (328) Bonds of 2002 Series A in the principal amount of Two hundred twenty-fifty million dollars ($225,000,000) all of which are outstanding at the date hereof;

                          (329) Bonds of 2002 Series B in the principal amount of Two hundred twenty-fifty million dollars ($225,000,000) all of which are outstanding at the date hereof;

                          (333) Bonds of 2002 Series C in the principal amount of Sixty-four million three hundred thousand dollars ($64,300,000) all of which are outstanding at the date hereof;

                          (334) Bonds of 2002 Series D in the principal amount of Fifty-five million nine hundred seventy-five thousand dollars ($55,975,000) all of which are outstanding at the date hereof; and

                          accordingly, the Company has issued and has presently outstanding Two billion six hundred sixty-two million one hundred fifty-seven thousand dollars ($2,662,157,000) aggregate principal amount of its General and Refunding Mortgage Bonds (the "Bonds") at the date hereof; and

REASON FOR CREATION OF    WHEREAS, the Company intends to issue a series of
NEW SERIES.               Notes under the Note Indenture herein referred to,
                          and, pursuant to the Note Indenture, in order to secure (a) its obligations to XL Capital Assurance
                          Inc., an insurance company incorporated under the laws of the State of New York ("XLCA"), under the Insurance
                          Agreement dated August 28, 2003 (the "2003 A Insurance
                          Agreement") between the Company and XLCA relating to the financial guaranty insurance policy issued by XLCA with respect to the Michigan Strategic Fund Limited
                          Obligation Revenue and Refunding Revenue Bonds (The
                          Detroit Edison Company Exempt Facilities Project),
                          Series 2003A (the "2003A Bonds"), issued under the
                          Trust Indenture dated as of August 1, 2003 (the "2003A
                          Bond Indenture") between Michigan Strategic Fund and
                          Bank One Trust Company, National Association, as trustee, and the Company has agreed to issue its General and Refunding Mortgage Bonds under the
                          Indenture in order further to secure its obligations with respect to such Notes; and

BONDS TO BE 2003          WHEREAS, for such purpose the Company desires by this
SERIES A.                 Supplemental Indenture to create a new series of
                          bonds, to be designated "General and

                          Refunding Mortgage Bonds, 2003 Series A" in the aggregate principal amount of forty-nine million dollars ($49,000,000) to be authenticated and delivered pursuant to Section 8 of Article III of the Indenture; and

FURTHER ASSURANCE.        WHEREAS, the Original Indenture, by its terms,
                          includes in the property subject to the lien thereof all of the estates and properties, real, personal and mixed, rights, privileges and franchises of every nature and kind and wheresoever situate, then or thereafter owned or possessed by or belonging to the Company or to which it was then or at any time thereafter might be entitled in law or in equity
                          (saving and excepting, however, the property therein specifically excepted or released from the lien thereof), and the Company therein covenanted that it would, upon reasonable request, execute and deliver such further instruments as may be necessary or proper for the better assuring and confirming unto the Trustee all or any part of the trust estate, whether then or thereafter owned or acquired by the Company
                          (saving and excepting, however, property specifically excepted or released from the lien thereof); and

AUTHORIZATION OF          WHEREAS, the Company in the exercise of the powers and
SUPPLEMENTAL INDENTURE.   authority conferred upon and reserved to it under and
                          by virtue of the provisions of the Indenture, and pursuant to resolutions of its Board of Directors has duly resolved and determined to make, execute and deliver to the Trustee a supplemental indenture in the form hereof for the purposes herein provided; and

                          WHEREAS, all conditions and requirements necessary to make this Supplemental Indenture a valid and legally binding instrument in accordance with its terms have been done, performed and fulfilled, and the execution and delivery hereof have been in all respects duly authorized;

CONSIDERATION FOR         NOW, THEREFORE, THIS INDENTURE WITNESSETH: That The
SUPPLEMENTAL INDENTURE.   Detroit Edison Company, in consideration of the
                          premises and of the covenants contained in the Indenture and of the sum of One Dollar ($1.00) and other good and valuable consideration to it duly paid by the Trustee at or before the ensealing and delivery of these presents, the receipt whereof is hereby acknowledged, hereby covenants and agrees to and with the Trustee and its successors in the trusts under the Original Indenture and in said indentures supplemental thereto as follows:

                                     PART I.
             CREATION OF THREE HUNDRED THIRTY-FIFTH SERIES OF BONDS,
               GENERAL AND REFUNDING MORTGAGE BONDS, 2003 SERIES A

TERMS OF BONDS OF 2003           SECTION 1. The Company hereby creates the three
SERIES A.                 hundred thirty-fifth series of bonds to be issued
                          under and secured by the Original Indenture as amended to date and as further amended by this Supplemental
                          Indenture, to be designated, and to be distinguished from the bonds of all other series, by the title
                          "General and Refunding Mortgage Bonds, 2003 Series A"
                          (elsewhere herein referred to as the "bonds of 2003
                          Series A"). The aggregate principal amount of bonds of

                          2003 Series A shall be limited to forty-nine million dollars ($49,000,000), except as provided in Sections 7 and 13 of Article II of the Original Indenture with respect to exchanges and replacements of bonds.

                                 Subject to the release provisions set forth
                          below, each bond of 2003 Series A is to be irrevocably assigned to, and registered in the name of, Bank One Trust Company, National Association, as trustee, or a successor trustee (said trustee or any successor trustee being hereinafter referred to as the "Note Indenture Trustee"), under the collateral trust indenture, dated as of June 30, 1993 (the "Note Indenture"), as supplemented, between the Note Indenture Trustee and the Company, to secure payment of the Company's 5 1/2 % Senior Notes due 2030 (for purposes of this Part, the "Notes").

                                 The bonds of 2003 Series A shall be issued as
                          registered bonds without coupons in denominations of a multiple of $1,000. The bonds of 2003 Series A shall be issued in the aggregate principal amount of $49,000,000, shall mature on June 1, 2030 (subject to earlier redemption or release) and shall bear interest at the rate of 5 1/2 % per annum, payable semiannually in arrears on June 1 and December 1 of each year (commencing December 1, 2003), until the principal thereof shall have become due and payable and thereafter until the Company's obligation with respect to the payment of said principal shall have been discharged as provided in the Indenture.

                                 The bonds of 2003 Series A shall be payable as
                          to principal, premium, if any, and interest as provided in the Indenture, but only to the extent and in the manner herein provided. The bonds of 2003 Series A shall be payable, both as to principal and interest, at the office or agency of the Company in the Borough of Manhattan, The City and State of New York, in any coin or currency of the United States of America which at the time of payment is legal tender for public and private debts.

                                 Except as provided herein, each bond of 2003
                          Series A shall be dated the date of its authentication and interest shall be payable on the principal represented thereby from the June 1 or December 1 next preceding the date thereof to which interest has been paid on bonds of 2003 Series A, unless the bond is authenticated on a date to which interest has been paid, in which case interest shall be payable from the date of authentication, or unless the date of authentication is prior to December 1, 2003, in which case interest shall be payable from August 28, 2003.

                                 The bonds of 2003 Series A in definitive form
                          shall be, at the election of the Company, fully engraved or shall be lithographed or printed in authorized denominations as aforesaid and numbered 1 and upwards (with such further designation as may be appropriate and desirable to indicate by such designation the form, series and denomination of bonds of 2003 Series A). Until bonds of 2003 Series A in definitive form are ready for delivery, the Company may execute, and upon its request in writing the Trustee shall authenticate and deliver in lieu thereof, bonds of 2003 Series A in temporary form, as provided in Section 10 of Article II of the Indenture. Temporary bonds of 2003 Series A, if any, may be printed and may be issued in authorized denominations in substantially the form of definitive bonds of 2003 Series A, but without a recital of redemption prices and with such omissions, insertions and variations as may be appropriate for temporary bonds, all as may be determined by the Company.

                                 Interest on any bond of 2003 Series A that is
                          payable on any interest payment date and is punctually paid or duly provided for shall be paid to the person in whose name that bond, or any previous bond to the extent evidencing the same debt as that evidenced by that bond, is registered at the close of business on the regular record date for such interest, which regular record date shall be the fifteenth calendar day (whether or not a business day) next preceding such interest payment date. If the Company shall default in the payment of the interest due on any interest payment date on the principal represented by any bond of 2003 Series A, such defaulted interest shall forthwith cease to be payable to the registered holder of that bond on the relevant regular record date by virtue of his having been such holder, and such defaulted interest may be paid to the registered holder of that bond (or any bond or bonds of 2003 Series A issued upon transfer or exchange thereof) on the date of payment of such defaulted interest or, at the election of the Company, to the person in whose name that bond (or any bond or bonds of 2003 Series A issued upon transfer or exchange thereof) is registered on a subsequent record date established by notice given by mail by or on behalf of the Company to the holders of bonds of 2003 Series A not less than ten (10) days preceding such subsequent record date, which subsequent record date shall be at least five
                          (5) days prior to the payment date of such defaulted interest.

                                 Bonds of 2003 Series A shall not be assignable
                          or transferable except as may be set forth under
                          Section 405 of the Note Indenture or in the supplemental indenture relating to the Notes, or, subject to compliance with applicable law, as may be involved in the course of the exercise of rights and remedies consequent upon an Event of Default under the
                          Note Indenture. Any such transfer shall be made upon surrender thereof for cancellation at the office or agency of the Company in the Borough of Manhattan, The City and State of New York, together with a written instrument of transfer (if so required by the Company or by the Trustee) in form approved by the Company duly executed by the holder or by its duly authorized attorney. Bonds of 2003 Series A shall in the same manner be exchangeable for a like aggregate principal amount of bonds of 2003 Series A upon the terms and conditions specified herein and in Section 7 of
                          Article II of the Indenture. The Company waives its rights under Section 7 of Article II of the Indenture not to make exchanges or transfers of bonds of 2003 Series A during any period of ten days next preceding any redemption date for such bonds.

                                 Bonds of 2003 Series A, in definitive and
                          temporary form, may bear such legends as may be necessary to comply with any law or with any rules or regulations made pursuant thereto or as may be specified in the Note Indenture.

                                 Upon payment of the principal or premium, if
                          any, or interest on the Notes, whether at maturity or prior to maturity by redemption or otherwise, or upon provision for the payment thereof having been made in accordance with Article V of the Note Indenture, bonds of 2003 Series A in a principal amount equal to the principal amount of such Notes, shall, to the extent of such payment of principal, premium or interest, be deemed fully paid and the obligation of the Company thereunder to make such payment shall forthwith cease and be discharged, and, in the case of the payment of principal and premium, if any, such bonds shall be surrendered for cancellation or presented for appropriate notation to the Trustee.

                                 In the event the Company desires to provide for
                          the payment of bonds of 2003 Series A, in lieu of defeasing such bonds in accordance with the Indenture, it shall either redeem an equal principal amount of 2003A Bonds or take such action as shall be required by Section 2.04 of the 2003A Bond Indenture to defease an equal principal amount of the 2003A Bonds. Pursuant to Section 2.03(c) of the Note Indenture, such redemption or defeasance shall result in the discharge of the Company's obligation with respect to such Notes and the cancellation thereof which, in accordance with the preceding paragraph, shall result in the discharge of the Company's obligation with respect to the applicable bonds of 2003 Series A and cancellation thereof.

                                 Any amount payable by the Company in respect of
                          principal of bonds of 2003 Series A, whether at maturity or prior to maturity by redemption or upon acceleration or otherwise, in a circumstance where there has not been a corresponding payment of principal of 2003A Bonds shall be applied simultaneously to the redemption or defeasance of an equal principal amount of 2003A Bonds in accordance with the 2003A Bond Indenture. In the event the amount so paid is insufficient to provide for such redemption or defeasance, the Company shall pay such additional amount as shall be necessary to make up for the deficiency.

RELEASE.                         From and after the Release Date (as defined in
                          the Note Indenture), the bonds of 2003 Series A shall be deemed fully paid, satisfied and discharged and the obligation of the Company thereunder shall be terminated. On the Release Date, the bonds of 2003 Series A shall be surrendered to and canceled by the Trustee. The Company covenants and agrees that, prior to the Release Date, it will not take any action that would cause the outstanding principal amount of the bonds of 2003 Series A to be less than the then outstanding principal amount of the Notes.

REDEMPTION OF                    SECTION 2. Bonds of 2003 Series A shall be
BONDS OF 2003 SERIES A.   redeemed on the respective dates and in the respective
                          principal amounts which correspond to the redemption dates for, and the principal amounts to be redeemed of, the Notes.

                                 In the event the Company elects to redeem any
                          Notes prior to maturity in accordance with the provisions of the Note Indenture and the 2003A Insurance Agreement, the Company shall on the same date redeem bonds of 2003 Series A in principal amounts and at redemption prices corresponding to the Notes so redeemed. The Company agrees to give the Trustee notice of any such redemption of bonds of 2003 Series A on the same date as it gives notice of redemption of Notes to the Note Indenture Trustee.

REDEMPTION OF                    SECTION 3. In the event of an Event of Default
BONDS OF 2003 SERIES A IN under the Note Indenture and the acceleration of all EVENT OF ACCELERATION OF Notes, the bonds of 2003 Series A shall be redeemable
NOTES OR IN EVENT OF      in whole upon receipt by the Trustee of a written
REDEMPTION OF NOTES UPON  demand (hereinafter called a "Redemption Demand") from
ACCELERATION OF 2003A     the Note Indenture Trustee stating that there has
BONDS.                    occurred under the Note Indenture both an Event of
                          Default and a declaration of acceleration of payment of principal, accrued interest and premium, if any, on the Notes, specifying the last date to which interest on the Notes has been paid (such date being hereinafter referred to as the "Initial Interest
                          Accrual Date") and demanding redemption of the bonds of said series. In addition, in the event of a required redemption of the Notes upon demand of XLCA prior to the Release Date upon a declaration of acceleration of the payment of the 2003A Bonds, the bonds of 2003 Series A shall be redeemable in whole upon receipt by the Trustee of a Redemption Demand from the Note Indenture Trustee stating that such redemption of the Notes is required, stating that the redemption price was not paid when due and demanding redemption of the bonds of the 2003 Series A. The
                          Trustee shall, within five days after receiving such Redemption Demand, mail a copy thereof to the Company marked to indicate the date of its receipt by the Trustee. Promptly upon receipt by the Company of such copy of a Redemption Demand, the Company shall fix a date on which it will redeem the bonds of said series so demanded to be redeemed (hereinafter called the "Demand Redemption Date"). Notice of the date fixed as the Demand Redemption Date shall be mailed by the Company to the Trustee at least ten days prior to such Demand Redemption Date. The date to be fixed by the Company as and for the Demand Redemption Date may be any date up to and including the earlier of (x) the 60th day after receipt by the Trustee of the Redemption Demand or (y) the maturity date of such bonds first occurring following the 20th day after the receipt by the Trustee of the Redemption Demand;
                          provided, however, that if the Trustee shall not have received such notice fixing the Demand Redemption Date on or before the 10th day preceding the earlier of such dates, the Demand Redemption Date shall be deemed to be the earlier of such dates. The Trustee shall mail notice of the Demand Redemption Date (such notice being hereinafter called the "Demand Redemption
                          Notice") to the Note Indenture Trustee not more than ten nor less than five days prior to the Demand
                          Redemption Date.

                                 Each bond of 2003 Series A shall be redeemed by
                          the Company on the Demand Redemption Date therefore upon surrender thereof by the Note Indenture Trustee to the Trustee at a redemption price equal to the principal amount thereof plus accrued interest thereon at the rate specified for such bond from the Initial Interest

                          Accrual Date to the Demand Redemption Date plus an amount equal to the aggregate premium, if any, due and payable on such Demand Redemption Date on all Notes; provided, however, that in the event of a receipt by the Trustee of a notice that, pursuant to Section 602 of the Note Indenture, the Note Indenture Trustee has terminated proceedings to enforce any right under the
                          Note Indenture, then any Redemption Demand shall thereby be rescinded by the Note Indenture Trustee, and no Demand Redemption Notice shall be given, or, if already given, shall be automatically annulled; but no such rescission or annulment shall extend to or affect any subsequent default or impair any right consequent thereon.

                                 Anything herein contained to the contrary
                          notwithstanding, the Trustee is not authorized to take any action pursuant to a Redemption Demand and such Redemption Demand shall be of no force or effect, unless it is executed in the name of the Note Indenture Trustee by its President or one of its Vice Presidents.

FORM OF BONDS OF                 SECTION 4. The bonds of 2003 Series A and the
2003 SERIES A.            form of Trustee's Certificate to be endorsed on such
                          bonds shall be substantially in the following forms, respectively:

                           THE DETROIT EDISON COMPANY
                       GENERAL AND REFUNDING MORTGAGE BOND
                                  2003 SERIES A

                                 Notwithstanding any provisions hereof or in the
                          Indenture, this bond is not assignable or transferable except as may be required to effect a transfer to any successor trustee under the Collateral Trust Indenture, dated as of June 30, 1993, as amended, and as further supplemented as of August 1, 2003, between The Detroit Edison Company and Bank One Trust Company, National Association, as Note Trustee, or, subject to compliance with applicable law, as may be involved in the course of the exercise of rights and remedies consequent upon an Event of Default under said Indenture.

                               $49,000,000                    No. R-1

                                 THE DETROIT EDISON COMPANY (hereinafter called
                          the "Company"), a corporation of the State of Michigan, for value received, hereby promises to pay to Bank One Trust Company, National Association, as Note Trustee, or registered assigns, at the Company's office or agency in the Borough of Manhattan, The City and State of New York, the principal sum of Forty-Nine Million Dollars ($49,000,000) in lawful money of the United States of America on June 1, 2030 (subject to earlier redemption or release) and interest thereon at the rate of 5 1/2 % per annum, in like lawful money, from August 28, 2003, and after the first payment of interest on bonds of this Series has been made or otherwise provided for, from the most recent date to which interest has been paid or otherwise provided for, semi-annually on June 1 and December 1 of each year (commencing

                          December 1, 2003), until the Company's obligation with respect to payment of said principal shall have been discharged, all as provided, to the extent and in the manner specified in the Indenture hereinafter mentioned and in the supplemental indenture pursuant to which this bond has been issued.

                                 Under a Collateral Trust Indenture, dated as of
                          June 30, 1993, as amended and as further supplemented as of August 1, 2003 (hereinafter called the "Note Indenture"), between the Company and Bank One Trust Company, National Association, as Note Trustee (hereinafter called the "Note Indenture Trustee"), the Company has issued its 5 1/2% Senior Notes due 2030 (the "Notes"). This bond was originally issued to the
                          Note Indenture Trustee so as to secure the payment of the Notes. Payments of principal of, or premium, if any, or interest on, the Notes shall constitute like payments on this bond as further provided herein and in the supplemental indenture pursuant to which this bond has been issued.

                                 The Notes were issued to XL Capital Assurance
                          Inc., an insurance company incorporated under New York law ("XLCA"), to secure the Company's obligations to XLCA under that certain Insurance Agreement dated August , 2003 (the "Insurance Agreement") between the Company and XLCA relating to Financial Guaranty Insurance Policy No. CA0678A issued by XLCA with respect to the Michigan Strategic Fund Limited Obligation Refunding Revenue Bonds (The Detroit Edison Company Exempt Facilities Project), Series 2003A (the "2003A Bonds") which are issued under the Trust Indenture dated as of August 1, 2003 (the "2003A Bond Indenture") between Michigan Strategic Fund and Bank One Trust Company, National Association, as trustee

                                 This bond is one of an authorized issue of
                          bonds of the Company, unlimited as to amount except as provided in the Indenture hereinafter mentioned or any indentures supplemental thereto, and is one of a series of General and Refunding Mortgage Bonds known as 2003 Series A, limited to an aggregate principal amount of $49,000,000, except as otherwise provided in the Indenture hereinafter mentioned. This bond and all other bonds of said series are issued and to be issued under, and are all equally and ratably secured (except insofar as any sinking, amortization, improvement or analogous fund, established in accordance with the provisions of the Indenture hereinafter mentioned, may afford additional security for the bonds of any particular series and except as provided in Section 3 of Article VI of said Indenture) by an Indenture, dated as of October 1, 1924, duly executed by the Company to Bank One, National Association, as successor in interest to Bankers Trust Company, a corporation organized under the laws of the Untied States, as Trustee, to which Indenture and all indentures supplemental thereto (including the Supplemental Indenture dated as of August 1, 2003) reference is hereby made for a description of the properties and franchises mortgaged and conveyed, the nature and extent of the security, the terms and conditions upon which the bonds are issued and under which additional bonds may be issued, and the rights of the holders of the bonds and of the Trustee in respect of such security (which Indenture and all indentures supplemental thereto, including the Supplemental Indenture dated as of August 1, 2003, are hereinafter collectively called the "Indenture"). As provided in the Indenture, said bonds may be for various principal sums and are issuable in series, which may mature at different times, may bear interest at different rates and may otherwise vary as in said Indenture provided. With the consent of the Company and to the extent permitted by and as provided in the Indenture, the rights and obligations of the Company and of the holders of the bonds and the terms and provisions of the Indenture, or of any indenture supplemental thereto, may be modified or altered in certain respects by affirmative vote of at least eighty-five percent (85%) in amount of the bonds then outstanding, and, if the rights of one or more, but less than all, series of bonds then outstanding are to be affected by the action proposed to be taken, then also be affirmative vote of at least eighty-five percent (85%) in amount of the series of bonds so to be affected (excluding in every instance bonds disqualified from voting by reason of the Company's interest therein as specified in the Indenture); provided, however, that, without the consent of the holder hereof, no such modification or alteration shall, among other things, affect the terms of payment of the principal of or the interest on this bond, which in those respects is unconditional.

                                 This bond is redeemable prior to the Release
                          Date upon the terms and conditions set forth in the Indenture, including provision for redemption upon demand of the Note Indenture Trustee following the occurrence of an Event of Default under the Note Indenture and the acceleration of the principal of the Notes and including provision for redemption upon demand of the Note Indenture Trustee in the event of a required redemption of the Notes following a declaration of acceleration of the 2003A Bonds and payment by XLCA of the accelerated principal of the 2003A Bonds, such demand stating that such redemption of the Notes is required, stating that the redemption price thereof was not paid when due and demanding redemption of this bond.

                                 Under the Indenture, funds may be deposited
                          with the Trustee (which shall have become available for payment), in advance of the redemption date of any of the bonds of 2003 Series A (or portions thereof), in trust for the redemption of such bonds (or portions thereof) and the interest due or to become due thereon, and thereupon all obligations of the Company in respect of such bonds (or portions thereof) so to be redeemed and such interest shall cease and be discharged, and the holders thereof shall thereafter be restricted exclusively to such funds for any and all claims of whatsoever nature on their part under the Indenture or with respect to such bonds (or portions thereof) and interest. In the event the Company desires to provide for the payment of bonds of 2003 Series A, in lieu of defeasing such bonds in accordance with the Indenture, the Company shall either redeem an equal principal amount of 2003A Bonds or take such action as shall be required by the 2003A Bond Indenture to defease an equal principal amount of 2003A Bonds.

                                 In case an event of default, as defined in the
                          Indenture, shall occur, the principal of all the bonds issued thereunder may become or be declared due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

                                 Any amount payable by the Company in respect of
                          principal of bonds of 2003 Series A, whether at maturity or prior to maturity by redemption or otherwise, in a circumstance where there has not been a corresponding payment of principal of 2003A Bonds shall be applied simultaneously to the redemption or defeasance of an equal principal amount of 2003A Bonds in accordance with the 2003A Bond Indenture.

                                 Upon payment of the principal of, or premium,
                          if any, or interest on, the Notes, whether at maturity or prior to maturity by redemption or otherwise or upon provision for the payment thereof having been made in accordance with Article V of the Note Indenture, bonds of 2003 Series A in a principal amount equal to the principal amount of such Notes, and having both a corresponding maturity date and interest rate shall, to the extent of such payment of principal, premium or interest, be deemed fully paid and the obligation of the Company thereunder to make such payment shall forthwith cease and be discharged, and, in the case of the payment of principal and premium, if any, such bonds of said series shall be surrendered for cancellation or presented for appropriate notation to the Trustee.

                                 This bond is not assignable or transferable
                          except as set forth under Section 405 of the Note Indenture or in the supplemental indenture relating to the Notes, or, subject to compliance with applicable law, as may be involved in the course of the exercise of rights and remedies consequent upon an Event of Default under the Note Indenture. Any such transfer shall be made by the registered holder hereof, in person or by his attorney duly authorized in writing, on the books of the Company kept at its office or agency in the Borough of Manhattan, The City and State of New York, upon surrender and cancellation of this bond, and thereupon, a new registered bond of the same series of authorized denominations for a like aggregate principal amount will be issued to the transferee in exchange therefor, and this bond with others in like form may in like manner be exchanged for one or more new bonds of the same series of other authorized denominations, but of the same aggregate principal amount, all as provided and upon the terms and conditions set forth in the Indenture, and upon payment, in any event, of the charges prescribed in the Indenture.

                                 From and after the Release Date (as defined in
                          the Note Indenture), the bonds of 2003 Series A shall be deemed fully paid, satisfied and discharged and the obligation of the Company thereunder shall be terminated. On the Release Date, the bonds of 2003 Series A shall be surrendered to and cancelled by the Trustee. The Company covenants and agrees that, prior to the Release Date, it will not take any action that would cause the outstanding principal amount of the bond of 2003 Series A to be less than the then outstanding principal amount of the Notes.

                                 No recourse shall be had for the payment of the
                          principal of or the interest on this bond, or for any claim based hereon or otherwise in respect hereof or of the Indenture, or of any indenture supplemental thereto, against any incorporator, or against any past, present or future stockholder, director or officer, as such, of the Company, or of any predecessor or successor corporation, either directly or through the Company or any such predecessor or successor corporation, whether for amounts unpaid on stock subscriptions or by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise howsoever; all such liability being, by the acceptance hereof and as art of the consideration for the issue hereof, expressly waived and released by every holder or owner hereof, as more fully provided in the Indenture.

                                 This bond shall not be valid or become
                          obligatory for any purpose until Bank One, National Association, the Trustee under the Indenture, or its successor thereunder, shall have signed the form of certificate endorsed hereon.

                                 IN WITNESS WHEREOF, THE DETROIT EDISON COMPANY
                          has caused this instrument to be executed by its Vice President and Treasurer, with his manual or facsimile signatures, and its corporate seal, or a facsimile thereof, to be impressed or imprinted hereon and the same to be attested by its Vice President and Corporate Secretary by manual or facsimile signature.

                          Dated: August   , 2003

                                     THE DETROIT EDISON COMPANY

                                       By:___________________________________
                                            Vice President and Treasurer

                          [SEAL]

                          Attest:____________________________________________
                                    Vice President and Corporate Secretary

                                     [FORM OF TRUSTEE'S CERTIFICATE]

FORM OF TRUSTEE'S                This bond is one of the bonds, of the series
CERTIFICATE.              designated therein, described in the within-mentioned
                          Indenture.

                          BANK ONE, NATIONAL ASSOCIATION as Trustee

                          By __________________________________
                                  Authorized Officer

                                      PART II.

                                  RECORDING AND FILING DATA

RECORDING AND FILING OF           The Original Indenture and indentures
ORIGINAL INDENTURE.       supplemental thereto have been recorded and/or filed
                          and Certificates of Provision for Payment have been recorded as hereinafter set forth.

                                 The Original Indenture has been recorded as a
                          real estate mortgage and filed as a chattel Mortgage in the offices of the respective Registers of Deeds of certain counties in the State of Michigan as set forth in the Supplemental Indenture dated as of September 1, 1947, has been recorded as a real estate mortgage in the office of the Register of Deeds of Genesee County, Michigan as set forth in the Supplemental Indenture dated as of May 1, 1974, has been filed in the Office of the Secretary of State of Michigan on November 16, 1951 and has been filed and recorded in the office of the Interstate Commerce Commission on December 8, 1969.

RECORDING AND FILING OF          Pursuant to the terms and provisions of the
SUPPLEMENTAL INDENTURES.  Original Indenture, indentures supplemental thereto heretofore entered into have been Recorded as a real estate mortgage and/or filed as a chattel mortgage or as a financing statement in the offices of the respective Registers of Deeds of certain counties in the State of Michigan, the Office of the Secretary of State of Michigan and the Office of the Interstate Commerce Commission, as set forth in supplemental indentures as follows:

                                                                               RECORDED AND/OR
                                                                            FILED AS SET FORTH IN
          SUPPLEMENTAL                  PURPOSE OF                              SUPPLEMENTAL
           INDENTURE                   SUPPLEMENTAL                              INDENTURE
          DATED AS OF                   INDENTURE                               DATED AS OF:
          -----------                   ---------                               ------------
June 1, 1925(a)(b).............       Series B Bonds                         February 1, 1940

August 1, 1927(a)(b)...........       Series C Bonds                         February 1, 1940

February 1, 1931(a)(b).........       Series D Bonds                         February 1, 1940

June 1, 1931(a)(b).............       Subject Properties                     February 1, 1940

October 1, 1932(a)(b)..........       Series E Bonds                         February 1, 1940

September 25, 1935(a)(b).......       Series F Bonds                         February 1, 1940

September 1, 1936(a)(b)........       Series G Bonds                         February 1, 1940

November 1, 1936(a)(b).........       Subject Properties                     February 1, 1940

February 1, 1940(a)(b).........       Subject Properties                     September 1, 1947

December 1, 1940(a)(b).........       Series H Bonds and Additional          September 1, 1947
                                      Provisions


September 1, 1947(a)(b)(c).....       Series I Bonds, Subject Properties     November 15, 1951
                                      and Additional Provisions

March 1, 1950(a)(b)(c).........       Series J Bonds and Additional          November 15, 1951
                                      Provisions

November 15, 1951(a)(b)(c).....       Series K Bonds Additional Provisions   January 15, 1953
                                      and Subject Properties

January 15, 1953(a)(b).........       Series L Bonds                         May 1, 1953

May 1, 1953(a).................       Series M Bonds and Subject Properties  March 15, 1954

March 15, 1954(a)(c)...........       Series N Bonds and Subject Properties  May 15, 1955

May 15, 1955(a)(c).............       Series O Bonds and Subject Properties  August 15, 1957

August 15, 1957(a)(c)..........       Series P Bonds Additional Provisions   June 1, 1959
                                      and Subject Properties

June 1, 1959(a)(c).............       Series Q Bonds and Subject Properties  December 1, 1966

December 1, 1966(a)(c).........       Series R Bonds Additional Provisions   October 1, 1968
                                      and Subject Properties

October 1, 1968(a)(c)..........       Series S Bonds and Subject Properties  December 1, 1969

December 1, 1969(a)(c).........       Series T Bonds and Subject Properties  July 1, 1970

July 1, 1970(c)................       Series U Bonds and Subject Properties  December 15, 1970

December 15, 1970(c)...........       Series V and Series W Bonds            June 15, 1971

June 15, 1971(c)...............       Series X Bonds and Subject Properties  November 15, 1971

November 15, 1971(c)...........       Series Y Bonds and Subject Properties  January 15, 1973

January 15, 1973(c)............       Series Z Bonds and Subject Properties  May 1, 1974

May 1, 1974....................       Series AA Bonds and Subject            October 1, 1974
                                      Properties

October 1, 1974................       Series BB Bonds and Subject            January 15, 1975
                                      Properties

January 15, 1975...............       Series CC Bonds and Subject            November 1, 1975
                                      Properties

November 1, 1975...............       Series DDP Nos. 1-9 Bonds and          December 15, 1975
                                      Subject Properties

December 15, 1975..............       Series EE Bonds and Subject            February 1, 1976
                                      Properties

February 1, 1976...............       Series FFR Nos. 1-13 Bonds             June 15, 1976

June 15, 1976..................       Series GGP Nos. 1-7 Bonds and          July 15, 1976
                                      Subject Properties

July 15, 1976..................       Series HH Bonds and Subject            February 15, 1977
                                      Properties

February 15, 1977..............       Series MMP Bonds and Subject           March 1, 1977
                                      Properties

March 1, 1977..................       Series IIP Nos. 1-7 Bonds, Series      June 15, 1977
                                      JJP Nos. 1-7 Bonds, Series KKP Nos.
                                      1-7 Bonds and Series LLP Nos. 1-7
                                      Bonds

June 15, 1977..................       Series FFR No. 14 Bonds and Subject    July 1, 1977
                                      Properties

July 1, 1977...................       Series NNP Nos. 1-7 Bonds and          October 1, 1977
                                      Subject Properties

October 1, 1977................       Series GGP Nos. 8-22 Bonds and         June 1, 1978
                                      Series OOP Nos. 1-17 Bonds and
                                      Subject Properties

June 1, 1978...................       Series PP Bonds, Series QQP Nos. 1-9   October 15, 1978
                                      Bonds and Subject Properties

October 15, 1978...............       Series RR Bonds and Subject            March 15, 1979
                                      Properties

March 15, 1979.................       Series SS Bonds and Subject            July 1, 1979
                                      Properties

July 1, 1979...................       Series IIP Nos. 8-22 Bonds, Series     September 1, 1979
                                      NNP Nos. 8-21 Bonds and Series TTP
                                      Nos. 1-15 Bonds and Subject
                                      Properties

September 1, 1979..............       Series JJP No. 8 Bonds, Series KKP     September 15, 1979
                                      No. 8 Bonds, Series LLP Nos. 8-15
                                      Bonds, Series MMP No. 2 Bonds and
                                      Series OOP No. 18 Bonds and Subject
                                      Properties

September 15, 1979.............       Series UU Bonds                        January 1, 1980

January 1, 1980................       1980 Series A Bonds and Subject        April 1, 1980
                                      Properties

April 1, 1980..................       1980 Series B Bonds                    August 15, 1980

August 15, 1980................       Series QQP Nos. 10-19 Bonds, 1980      August 1, 1981
                                      Series CP Nos. 1-12 Bonds and 1980
                                      Series DP No. 1-11 Bonds and Subject
                                      Properties

August 1, 1981.................       1980 Series CP Nos. 13-25 Bonds and    November 1, 1981
                                      Subject Properties

November 1, 1981...............       1981 Series AP Nos. 1-12 Bonds         June 30, 1982

June 30, 1982..................       Article XIV Reconfirmation             August 15, 1982

August 15, 1982................       1981 Series AP Nos. 13-14 and          June 1, 1983
                                      Subject Properties

June 1, 1983...................       1981 Series AP Nos. 15-16 and          October 1, 1984
                                      Subject Properties

October 1, 1984................       1984 Series AP and 1984 Series BP      May 1, 1985
                                      Bonds and Subject Properties

May 1, 1985....................       1985 Series A Bonds                    May 15, 1985

May 15, 1985...................       1985 Series B Bonds and Subject        October 15, 1985
                                      Properties

October 15, 1985...............       Series KKP No. 9 Bonds and Subject     April 1, 1986
                                      Properties

April 1, 1986..................       1986 Series A and Subject Properties   August 15, 1986

August 15, 1986................       1986 Series B and Subject Properties   November 30, 1986

November 30, 1986..............       1986 Series C                          January 31, 1987

January 31, 1987...............       1987 Series A                          April 1, 1987

April 1, 1987..................       1987 Series B and 1987 Series C        August 15, 1987

August 15, 1987................       1987 Series D and 1987 Series E and    November 30, 1987
                                      Subject Properties

November 30, 1987..............       1987 Series F                          June 15, 1989

June 15, 1989..................       1989 Series A                          July 15, 1989

July 15, 1989..................       Series KKP No. 10                      December 1, 1989

December 1, 1989...............       Series KKP No. 11 and 1989 Series BP   February 15, 1990

February 15, 1990..............       1990 Series A, 1990 Series B, 1990     November 1, 1990
                                      Series C, 1990 Series D, 1990 Series
                                      E and 1990 Series F

November 1, 1990...............       Series KKP No. 12                      April 1, 1991

April 1, 1991..................       1991 Series AP                         May 1, 1991

May 1, 1991....................       1991 Series BP and 1991 Series CP      May 15, 1991

May 15, 1991...................       1991 Series DP                         September 1, 1991

September 1, 1991..............       1991 Series EP                         November 1, 1991

November 1, 1991...............       1991 Series FP                         January 15, 1992

January 15, 1992...............       1992 Series BP                         February  29, 1992 and
                                                                             April 15, 1992

February 29, 1992..............       1992 Series AP                         April 15, 1992

April 15, 1992.................       Series KKP No. 13                      July 15, 1992

July 15, 1992..................       1992 Series CP                         November 30, 1992

July 31, 1992..................       1992 Series D                          November 30, 1992

November 30, 1992..............       1992 Series E and 1993 Series D        March 15, 1993

December 15, 1992..............       Series KKP No. 14 and 1989 Series BP   March 15, 1992
                                      No. 2

January 1, 1993................       1993 Series C                          April 1, 1993

March 1, 1993..................       1993 Series E                          June 30, 1993

March 15, 1993.................       1993 Series D                          September 15, 1993

April 1, 1993..................       1993 Series FP and 1993 Series IP      September 15, 1993

April 26, 1993.................       1993 Series G and Amendment of         September 15, 1993
                                      Article II, Section 5

May 31, 1993...................       1993 Series J                          September 15, 1993

September 15, 1993.............       1993 Series K                          March 1, 1994

March 1, 1994..................       1994 Series AP                         June 15, 1994

June 15, 1994..................       1994 Series BP                         December 1, 1994

August 15, 1994................       1994 Series C                          December 1, 1994

December 1, 1994...............       Series KKP No. 15 and 1994 Series DP   August 1, 1995

August 1, 1995.................       1995 Series AP and 1995 Series DP      August 1, 1999

                  (a) See Supplemental Indenture dated as of July 1, 1970 for Interstate Commerce Commission filing and recordation information.

                  (b) See Supplemental Indenture dated as of May 1, 1953 for Secretary of State of Michigan filing information.

                  (c) See Supplemental Indenture dated as of May 1, 1974 for County of Genesee, Michigan recording and filing information.

RECORDING OF              All the bonds of Series A which were issued under the
CERTIFICATES OF           Original Indenture dated as of October 1, 1924, and of
PROVISION FOR             Series B, C, D, E, F, G, H, I, J, K, L, M, N, O, P, Q,
PAYMENT.                  R, S, W, Y, Z, AA, BB, CC, DDP Nos. 1-9, FFR Nos.
                          1-14, GGP Nos. 1-22, HH, IIP Nos. 1-22, JJP Nos. 1-8,
                          KKP Nos. 1-9, LLP Nos. 1-15, NNP Nos. 1-21, OOP Nos.
                          1-18, QQP Nos. 1-17, TTP Nos. 1-15, UU, 1980 Series A,
                          1980 Series CP Nos. 1-25, 1980 Series DP Nos. 1-11,
                          1981 Series AP Nos. 1-16, 1984 Series AP, 1984 Series
                          BP, 1985 Series A, 1985 Series B, 1987 Series A, PP,
                          RR, EE, MMP, MMP No. 2, 1989 Series A, 1990 Series A,
                          1993 Series D, 1993 Series G and 1993 Series H which were issued under Supplemental Indentures dated as of, respectively, June 1, 1925, August 1, 1927, February
                          1, 1931, October 1, 1932, September 25, 1935,
                          September 1, 1936, December 1, 1940, September 1,
                          1947, November 15, 1951, January 15, 1953, May 1,
                          1953, March 15, 1954, May 15, 1955, August 15, 1957,
                          December 15, 1970, November 15, 1971, January 15,
                          1973, May 1, 1974, October 1, 1974, January 15, 1975,
                          November 1, 1975, February 1, 1976, June 15, 1976,
                          July 15, 1976, October 1, 1977, March 1, 1977, July 1,
                          1979, March 1, 1977, March 1, 1977, March 1, 1977,
                          September 1, 1979, July 1, 1977, July 1, 1979,
                          September 15, 1979, October 1, 1977, June 1, 1978,
                          October 1, 1977, July 1, 1979, January 1, 1980, August
                          15, 1980, November 1, 1981, October 1, 1984 May 1,
                          1985, May 15, 1985, January 31, 1987, June 1, 1978,
                          October 15, 1978, December 15, 1975, February 15,
                          1977, September 1, 1979, June 15, 1989, February 15,
                          1990, March 15, 1993, April 26, 1992 and September 15,
                          1992 have matured or have been called for redemption and funds sufficient for such payment or redemption have been irrevocably deposited with the Trustee for that purpose; and Certificates of Provision for Payment have been recorded in the offices of the respective Registers of Deeds of certain counties in the State of Michigan, with respect to all bonds of Series A, B, C, D, E, F, G, H, K, L, M, O, W, BB, CC,
                          DDP Nos. 1 and 2, FFR Nos. 1-3, GGP Nos. 1 and 2, IIP
                          No. 1, JJP No. 1, KKP No. 1, LLP No. 1 and GGP No. 8.

                                   PART III.

                                  THE TRUSTEE.

TERMS AND CONDITIONS OF           The Trustee hereby accepts the trust hereby
ACCEPTANCE OF TRUST BY            declared and provided, and agrees to perform
TRUSTEE.                          the same upon the terms and conditions in the
                                  Original Indenture, as amended to date and as supplemented by this Supplemental Indenture, and in this Supplemental Indenture set forth, and upon the following terms and conditions:

                                  The Trustee shall not be responsible in any manner whatsoever for and in respect of the validity or sufficiency of this Supplemental Indenture or the due execution hereof by the Company or for or in respect of the recitals contained herein, all of which recitals are made by the Company solely.

                                    PART IV.

                                 MISCELLANEOUS.

CONFIRMATION OF SECTION   Except to the extent specifically provided therein, no
318 (c) OF TRUST          provision of this supplemental indenture or any future
INDENTURE ACT.            supplemental indenture is intended to modify, and the
                          parties do hereby adopt and confirm, the provisions of
                          Section 318(c) of the Trust Indenture Act which amend and supersede provisions of the Indenture in effect prior to November 15, 1990.

EXECUTION IN              THIS SUPPLEMENTAL INDENTURE MAY BE SIMULTANEOUSLY
COUNTERPARTS.             EXECUTED IN ANY NUMBER OF COUNTERPARTS, EACH OF WHICH
                          WHEN SO EXECUTED SHALL BE DEEMED TO BE AN ORIGINAL;
                          BUT SUCH COUNTERPARTS SHALL TOGETHER CONSTITUTE BUT
                          ONE AND THE SAME INSTRUMENT.

TESTIMONIUM.              IN WITNESS WHEREOF, THE DETROIT EDISON COMPANY AND
                          BANK ONE, NATIONAL ASSOCIATION HAVE CAUSED THESE
                          PRESENTS TO BE SIGNED IN THEIR RESPECTIVE CORPORATE
                          NAMES BY THEIR RESPECTIVE CHAIRMEN OF THE BOARD,
                          PRESIDENTS, VICE PRESIDENTS, ASSISTANT VICE
                          PRESIDENTS, TREASURERS OR ASSISTANT TREASURERS AND
                          IMPRESSED WITH THEIR RESPECTIVE CORPORATE SEALS,
                          ATTESTED BY THEIR RESPECTIVE SECRETARIES OR ASSISTANT
                          SECRETARIES, ALL AS OF THE DAY AND YEAR FIRST ABOVE
                          WRITTEN.

THE DETROIT EDISON COMPANY,

By: _______________________
Name:
Title:

EXECUTION.                Attest:

                          _____________________________
                          Name:
                          Title:

Signed, sealed and delivered by
THE DETROIT EDISON COMPANY,

in the presence of

______________________________
Name:

______________________________
Name:

STATE OF MICHIGAN
            SS.:

COUNTY OF WAYNE

Acknowledgement of        On this ____ day of August, 2003, before me, the
Execution by              subscriber, a Notary Public within and for the County
Company                   of Wayne, in the State of Michigan, personally
                          appeared _________________, to me personally known, who, being by me duly sworn, did say that he does business at 2000 2nd Avenue, Detroit, Michigan 48226 and is the Assistant Treasurer of THE DETROIT EDISON
                          COMPANY, one of the corporations described in and which executed the foregoing instrument; that he knows the corporate seal of the said corporation and that the seal affixed to said instrument is the corporate seal of said corporation; and that said instrument was signed and sealed in behalf of said corporation by authority of its Board of Directors and that he subscribed his name thereto by like authority; and said _____________ acknowledged said instrument to be the free act and deed of said corporation.

(Notarial Seal)           _____________________________
                          ______________________ Notary
                          _____________________________
                          My Commission Expires

BANK ONE, NATIONAL ASSOCIATION,

(Corporate Seal)          By: ___________________________
                              Name:
                              Title:

Attest:

Name
Title:

Signed, sealed and delivered by

BANK ONE, NATIONAL ASSOCIATION,
in the presence of

_________________________________
Name:

_________________________________
Name:

                              STATE OF ILLINOIS
                                                SS:

Acknowledgment of         On this _____ day of August, 2003, before me, the
Execution by Trustee.     subscriber, a Notary Public within and for the County
                          of Cook, in the State of Illinois, personally appeared
                          ________________, to me personally known, who, being by me duly sworn, did say that his business office is located at 1 Bank One Plaza, Chicago, Illinois 60670, and he is Vice President of BANK ONE, NATIONAL
                          ASSOCIATION, one of the corporations described in and which executed the foregoing instrument; that he knows the corporate seal of the said corporation and that the seal affixed to said instrument is the corporate seal of said corporation; and that said instrument was signed and sealed in behalf of said corporation by authority of its Board of Directors and that he subscribed his name thereto by like authority; and said ________________ acknowledged said instrument to be the free act and deed of said corporation.

(Notarial Seal)           _______________________________________
                          Notary Public, State of Illinois
                          No.
                          Qualified in Cook County
                          Commission Expires _____________

                              STATE OF MICHIGAN
                                                SS:

                              COUNTY OF WAYNE.

Affidavit as to           ____________ being duly sworn, says: that he is the
Consideration and Good    Assistant Treasurer of THE DETROIT EDISON COMPANY, the
Faith.                    Mortgagor named in the foregoing instrument, and that
                          he has knowledge of the facts in regard to the making of said instrument and of the consideration therefor;
                          that the consideration for said instrument was and is actual and adequate, and that the same was given in good faith for the purposes in such instrument set forth.

                          _________________________________
                          Name:

Sworn to before me this ____ day of August, 2003

_____________________________
_____________________, Notary
_____________________________
My Commission Expires:_______
(Notarial Seal)